U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

October 15, 2009

Commission file number 001-10196

STUDIO ONE MEDIA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	23-2517953
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

7650 E. Evans Rd., Suite C
Scottsdale, Arizona  85260

(Address of principal executive offices) (Zip Code)

(480) 556-9303

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On September 11, 2009, in response to the revocation of Moore & Associates, Chartered’s (the Company’s former auditors) registration by the Public Company Accounting Oversight Board (PCAOB), the Company engaged Mantyla McReynolds, LLC, an Independent Member of the BDO Seidman Alliance, as its independent auditors, as disclosed in the Form 8-K filing submitted September 16, 2009.  Because of this revocation the Company understood that prior period audits performed by Moore were not to be relied upon and steps to provide reliable information to stockholders and readers of the Company’s financial statements were required.

On October 15, 2009, the chief financial officer and principal accounting officer of Studio One Media, Inc. (“SOMD” or “the Company”), concluded that our previously reported consolidated financial statements included in our annual report for the fiscal year ended June 30, 2008, and the subsequent interim reports for the periods ended September 30, 2008, December 31, 2008 and March 31, 2009, should no longer be relied upon as previously presented.

Mantyla McReynolds performed audits on the financial activities and records of the Company for the fiscal years ended June 30, 2009 and June 30, 2008, and issued opinions on the financial statements for both years.

The Form 10-K for the fiscal year ended June 30, 2009, filed October 15, 2009, included re-audited, restated financial statements for the fiscal year ended June 30, 2008 that supersede all prior reports containing financial statements for this period and may be relied upon by the investing public.  Due to this restatement, the Company also concluded in the Form 10-K filed October 15, 2009, that the internal controls for the fiscal year ended June 30, 2008 were ineffective.

As a result  of the audit for the fiscal year ended June 30, 2009 and the re-audit for the fiscal year ended June 30, 2008, the Company concluded that further adjustments to the financial statements for the fiscal year ended June 30, 2008, were required, the most significant of which was a recalculation of warrant expense for the period resulting in the reduction in operating expenses and a corresponding reduction in net loss in the amount of $2,073,916.

The Company, in its Form 10-Q for the period ending March 31, 2009, filed May 18, 2009, had previously restated its Financial Statements for fiscal year ended June 30, 2008, to reflect a write-off of goodwill in the amount of $719,839 in connection with the April 17, 2007 acquisition of Studio One Entertainment, Inc. (SOEI) through an all-stock transaction.  In our previously issued financial statements this business combination between the Company and SOEI was not appropriately accounted for as a reverse merger.  The purchase of SOEI was pursuant to an agreement entered into by the companies dated March 29, 2006.  The reverse merger included the exchange of 7,000,000 restricted common shares of Studio One Media, Inc. for 100% of the issued and outstanding shares of Studio One Entertainment, Inc.   The substance of the transaction resulted in a reverse merger wherein SOEI became the accounting acquirer of SOMD.  Therefore, historical financial data reflects the operations and accumulated deficit of SOEI.  The transaction essentially is a recapitalization of SOEI.  The reverse merger included all right, title and interest to Studio One Entertainment's proprietary interactive recording studios, business plan and intellectual property, including pending patents, foreign patent rights and federal trademark applications.  Studio One Entertainment, Inc. continues to operate as a wholly owned subsidiary of Studio One Media, Inc.  Accordingly, the financial statements present on a consolidated basis the operations of SOMD and SOEI.

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW. - continued

The financial statements for fiscal year ended June 30, 2008 have been corrected in accordance with Statement of Accounting Standards Board No. 154, “Accounting Change and Error Correction” as follows:

Effect of restatement for the year ended June 30, 2008:

Balance Sheet (cumulative effect):

Consolidated Balance Sheets

	June 30,	June 30,	June 30,
	2008	2008	2008
	(Original)	(5-18-09 Restatement)	(Restated)
ASSETS
Current Assets
Cash	$391,109	$391,109	$392,450
Prepaid Expenses	48,153	48,153	48,153
Total Current Assets	439,262	439,262	440,603

Property and Equipment, Net	548,070	548,070	554,349

Other Assets
Notes Receivable- Non Current	178,752	178,752	178,752
Accrued Interest Receivable	55,701	55,701	55,701
Deposits	29,630	29,630	29,630
Intangible Assets, net	857,923	138,084	95,687
Total Other Assets	1,122,006	402,167	359,770

Total Assets	$2,109,338	$1,389,499	$1,354,722

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
Accounts Payable and Accrued Expenses	$358,359	$358,359	$491,560
Capital Equipment Loan	-	-	7,270
Notes Payable - Related Party	108,319	108,319	97,285
Notes Payable	49,385	49,385	25,000
Total Current Liabilities	516,063	516,063	621,115

Long-Term Liabilities	-	-	-

Total Liabilities	516,063	516,063	621,115

Stockholders' Equity (Deficit)
Preferred Stock, authorized 10,000,000 shares, par value $0.001;
issued and outstanding are 774,044 and 524,044
June 30, 2009 and 2008, respectively	524	524	524
Common Stock, authorized 100,000,000 shares, par value $0.001;
issued and outstanding are 16,417,447 and 13,212,398 shares at
June 30, 2009 and 2008, respectively	13,212	13,212	13,212
Additional Paid in Capital	40,672,472	14,463,184	9,473,679
Common Shares to be issued	-	-	221,000
Common Stock Issued in Advance of Services	-	-	(337,052)
Accumulated Deficit - Development Stage	(14,688,631)	(13,603,484)	-
Accumulated Deficit	(24,404,302)	-	(8,637,756)
Total Stockholders' Equity (Deficit)	1,593,275	873,436	733,607

Total Liabilities and Stockholders' Equity (Deficit)	$2,109,338	$1,389,499	$1,354,722

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW. - continued

Statement of Operations:

Consolidated Statements of Operations

	For the Year Ended
	June 30,	June 30,
	2008	2008
	(Original)	(Restated)
Revenues
Kiosk Advertising Revenues	$-	$-
Kiosk Barter Revenue	-	-
Advertising Revenues	-	-
Other Revenue	-	839

Total Revenues	-	839

COST OF SALES
(Exclusive of Depreciation and Amortization)	-	-

GROSS PROFIT (LOSS)	-	839

Operating Expenses
Advertising Expenses	-	150,724
Depreciation Expense	-	40,167
Professional Fees	-	3,489,323
Research and Development	1,065,168	778,834
General and Administrative Expenses	7,561,257	1,729,396

Total Operating Expenses	8,626,425	6,188,444

Loss from Operations	(8,626,425)	(6,187,605)

Other Income (Expense)
Interest Expense	(14,553)	(14,553)
Interest Income	24,005	23,166

Total Other Income (Expense)	9,452	8,613

Loss before Income Taxes	(8,616,973)	(6,178,992)
Income Tax Expense	-	-

NET LOSS	$(8,616,973)	$(6,178,992)
Basic Loss Per Share of Common Stock	$(1)	$(1)
Weighted Average Number of Shares Outstanding	12,179,418	12,179,418

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW. - continued

Statement of Cash Flows:

Consolidated Statements of Cash Flows

	For the Years Ended
	June 30,
	2008	2008
	(Original)	(Restated)
Cash Flows from Operating Activities
Net Loss	$(8,616,973)	$(6,178,992)
Adjustments to reconcile to cash from
operating activities:
Depreciation and amortization	45,099	40,167
Common stock issued for services	2,794,997	2,405,096
Fair value of warrants granted	3,012,052	938,136
Bad debt expense	-	-
Common Shares to be issued	-	83,400
Amortization of stock issued in advance for services	-	(337,052)
Common shares cancelled	-	-
Write-off of intangible assets	-	112,770
Changes in Operating Assets and Liabilities:
Accrued interest receivable	(23,166)	(23,166)
Prepaid expenses	76,031	(23,765)
Accounts receivable	-	-
Deposits	(23,230)	(23,230)
Accounts payable and accrued expenses	130,486	240,013

Net Cash Used in Operating Activities	(2,604,704)	(2,766,623)

Cash Flows from Investing Activities
Notes receivable	15,911	23,412
Purchase of property and equipment	(398,475)	(375,648)
Purchase of intangible assets	(34,744)	(45,687)

Net Cash Used in Investing Activities	(417,308)	(397,923)

Cash Flows from Financing Activities
Issuance of common stock	3,152,544	3,010,725
Stock offering costs paid	(147,000)	-
Issuance of preferred stock	-	-
Warrants exercised for cash	-	133,520
Proceeds from notes payable-related party	-	553
Repayment of notes payable	(9,659)	(2,489)
Proceeds from notes payable	-	-

Net Cash from Financing Activities	2,995,885	3,142,309

Net Increase (Decrease) in Cash	(26,127)	(22,237)

Cash, Beginning of Year	417,236	414,687

Cash, End of Year	$391,109	$392,450

Supplemental Cash Flow Disclosure:

Cash Paid For:
Interest Expense	$-	$-
Income Taxes	-	-

Non Cash Financing Activities:
Common stock issued for assets	$24,125	$24,125
Equipment purchased under capital lease	9,759	9,759

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)	Not Applicable.

b)	Not Applicable.

c)	Exhibits

No.	Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 16, 2009

By:	/s/ Kenneth R. Pinckard
Name:	Kenneth R. Pinckard
Title:	Vice President